                                                                    EXHIBIT 99.8

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                $ 3,082,917,047.88
Beginning of the Month Finance Charge Receivables:           $   149,202,144.54
Beginning of the Month Discounted Receivables:               $             0.00
Beginning of the Month Total Receivables:                    $ 3,232,119,192.42


Removed Principal Receivables:                               $             0.00
Removed Finance Charge Receivables:                          $             0.00
Removed Total Receivables:                                   $             0.00


Additional Principal Receivables:                            $             0.00
Additional Finance Charge Receivables:                       $             0.00
Additional Total Receivables:                                $             0.00


Discounted Receivables Generated this Period:                $             0.00


End of the Month Principal Receivables:                      $ 3,036,593,343.96
End of the Month Finance Charge Receivables:                 $   145,670,192.00
End of the Month Discounted Receivables:                     $             0.00
End of the Month Total Receivables:                          $ 3,182,263,535.96


Special Funding Account Balance                              $             0.00
Aggregate Invested Amount (all Master Trust II Series)       $ 2,300,000,000.00
End of the Month Transferor Amount                           $   736,593,343.96
End of the Month Transferor Percentage                                   24.26%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                  RECEIVABLES

       30-59 Days Delinquent                                 $    65,330,687.81
       60-89 Days Delinquent                                 $    44,342,751.49
       90+ Days Delinquent                                   $    89,079,888.59

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       Total 30+ Days Delinquent                              $ 198,753,327.89
       Delinquent Percentage                                             6.25%

Defaulted Accounts During the Month                           $  18,281,021.35
Annualized Default Percentage                                            7.12%

Principal Collections                                           420,652,403.18
Principal Payment Rate                                                  13.64%

Total Payment Rate                                                      14.62%


INVESTED AMOUNTS

       Class A Initial Invested Amount                        $ 184,500,000.00
       Class B Initial Invested Amount                        $  19,125,000.00
       Class C Initial Invested Amount                        $  21,375,000.00

INITIAL INVESTED AMOUNT                                       $ 225,000,000.00

       Class A Invested Amount                                $ 246,000,000.00
       Class B Invested Amount                                $  25,500,000.00
       Class C Invested Amount                                $  28,500,000.00

INVESTED AMOUNT                                               $ 300,000,000.00

       Class A Adjusted Invested Amount                       $ 246,000,000.00
       Class B Adjusted Invested Amount                       $  25,500,000.00
       Class C Adjusted Invested Amount                       $  28,500,000.00

ADJUSTED INVESTED AMOUNT                                      $ 300,000,000.00

PREFUNDED AMOUNT                                              $           0.00

FLOATING ALLOCATION PERCENTAGE                                           9.73%
PRINCIPAL ALLOCATION PERCENTAGE                                          9.73%

       Class A Principal Allocation Percentage                          82.00%
       Class B Principal Allocation Percentage                           8.50%
       Class C Principal Allocation Percentage                           9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                       40,933,685.34

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COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                       5,049,638.13

MONTHLY SERVICING FEE                                        $     375,000.00

INVESTOR DEFAULT AMOUNT                                      $   1,778,926.19


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                 82.00%

       Class A Finance Charge Collections                    $   4,448,203.26
       Other Amounts                                         $           0.00

TOTAL CLASS A AVAILABLE FUNDS                                $   4,448,203.26


       Class A Monthly Interest                              $   1,431,728.54
       Class A Servicing Fee                                 $     307,500.00
       Class A Investor Default Amount                       $   1,458,719.48

TOTAL CLASS A EXCESS SPREAD                                  $   1,250,255.24

CLASS A REQUIRED AMOUNT                                      $           0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                  8.50%

       Class B Finance Charge Collections                    $     461,094.24
       Other Amounts                                         $           0.00

TOTAL CLASS B AVAILABLE FUNDS                                $     461,094.24

       Class B Monthly Interest                              $     153,571.09
       Class B Servicing Fee                                 $      31,875.00

TOTAL CLASS B EXCESS SPREAD                                  $     275,648.15
CLASS B INVESTOR DEFAULT AMOUNT                                    151,208.73
CLASS B REQUIRED AMOUNT                                            151,208.73

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CLASS C FLOATING ALLOCATION PERCENTAGE                                  9.50%

CLASS C MONTHLY SERVICING FEE                                       35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                            $ 2,005,619.02


       Excess Spread Applied to Class A Required Amount        $         0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                             $         0.00

       Excess Spread Applied to Class B
       Required Amount                                         $   151,208.73

       Excess Spread Applied to Reductions of                  $         0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount        $   354,747.73

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                 $         0.00

       Excess Spread Applied to Monthly Cash                   $    62,500.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                $         0.00
       Account

       Excess Spread Applied to Spread Account                 $         0.00

       Excess Spread Applied to Reserve Account                $         0.00

       Excess Spread Applied to other amounts owed to          $         0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                $         0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                    $ 1,437,162.57

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EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $ 11,110,861.40


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $          0.00
SERIES 1996-C

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                $          0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                           $          0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                $          0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                  $          0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                $          0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                  $          0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                            $          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor           $          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                $          0.00

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YIELD AND BASE RATE --

       Base Rate (Current Month)                                        8.86%
       Base Rate (Prior Month)                                          8.86%
       Base Rate (Two Months Ago)                                       8.89%

THREE MONTH AVERAGE BASE RATE                                           8.87%

       Portfolio Yield (Current Month)                                 14.58%
       Portfolio Yield (Prior Month)                                   12.45%
       Portfolio Yield (Two Months Ago)                                12.69%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    13.24%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $ 40,933,685.34

INVESTOR DEFAULT AMOUNT                                       $  1,778,926.19

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests              $          0.00

                  Allocable to Class B Certificates           $          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $          0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $          0.00
       Deficit Controlled Accumulation Amount                 $          0.00

CONTROLLED DEPOSIT AMOUNT                                     $          0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $          0.00
       Deficit Controlled Accumulation Amount                 $          0.00

CONTROLLED DEPOSIT AMOUNT                                     $          0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $ 42,712,611.53
SHARING

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INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                     $         0.00

CLASS B INVESTOR CHARGE OFFS                                     $         0.00

CLASS C INVESTOR CHARGE OFFS                                     $         0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                          $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                           $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                           $         0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                           $ 9,000,000.00
       Available Cash Collateral Amount                          $ 9,000,000.00



TOTAL DRAW AMOUNT                                                $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                  $         0.00


                                     First USA Bank, National Association
                                     as Servicer

                                     By:  /s/ Tracie Klein
                                        ---------------------------------
                                          Tracie H. Klein
                                          First Vice President